UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 3, 2010

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES

GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	Commission File Number	25-1435979
(state or other jurisdiction of incorporation or organization)	001-09718	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 3, 2010, The PNC Financial Services Group, Inc. (the “Company”) entered into an underwriting agreement (the “Equity Underwriting Agreement”) with J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (together, the “Representatives”), on behalf of themselves and the several underwriters specified therein (the “Equity Underwriters”), with respect to the sale of 55,555,600 shares of common stock, par value $5.00, of the Company (“Common Stock”) to the Equity Underwriters in connection with a public underwritten offering. Pursuant to the Equity Underwriting Agreement, the Company granted the Equity Underwriters an option to purchase up to 8,333,340 additional shares of Common Stock. On February 8, 2010, the Company completed the sale of the 55,555,600 shares of Common Stock to the Equity Underwriters. The Equity Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

On February 8, 2010, PNC Funding Corp (“Funding”), an indirect, wholly owned subsidiary of the Company, completed the public offer and sale of $1,000,000,000 aggregate principal amount of its 3.625% Senior Notes due February 8, 2015 (the “2015 Notes”) and $1,000,000,000 aggregate principal amount of its 5.125% Senior Notes due February 8, 2020 (the “2020 Notes,” and together with the 2015 Notes, the “Senior Notes”), unconditionally guaranteed by the Company (the “Guarantees” and together with the Senior Notes, the “Debt Securities”). The Debt Securities were sold pursuant to an underwriting agreement dated February 3, 2010 (the “Debt Underwriting Agreement”) by and among Funding, the Company and the Representatives, on behalf of themselves and the several underwriters specified therein. The Debt Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.2 and is incorporated into this Item 8.01 by reference.

The underwritten offerings described in this Current Report on Form 8-K are more fully described in the two prospectus supplements filed with the Securities and Exchange Commission (the “Commission”) on February 4, 2010, to the accompanying prospectus filed with the Commission on January 15, 2010, as part of the Company’s Registration Statement on Form S-3ASR (File Nos. 333-164364, 333-164364-01) (the “Registration Statement”). The foregoing descriptions of the Equity Underwriting Agreement and the Debt Underwriting Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1 and 1.2, respectively.

The form of the 2015 Notes is attached to this Current Report on Form 8-K as Exhibit 4.1. The form of the 2020 Notes is attached to this Current Report on Form 8-K as Exhibit 4.2. The form of the related Guarantees for the Senior Notes is attached to this Current Report on Form 8-K as Exhibit 4.3. These Exhibits are incorporated into this item 8.01 by reference.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Common Stock and the Debt Securities as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed on the Exhibit Index accompanying this Current Report on Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)

Date: February 8, 2010	By:	/S/ SAMUEL R. PATTERSON

Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated February 3, 2010, by and among The PNC Financial Services Group, Inc. and, as representatives of the several underwriters named therein, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.	Filed herewith.

1.2	Underwriting Agreement, dated February 3, 2010, by and among PNC Funding Corp, The PNC Financial Services Group, Inc. and, as representatives of the several underwriters named therein, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated.	Filed herewith.

4.1	Form of 2015 Senior Notes due February 8, 2015.	Filed herewith.

4.2	Form of 2020 Senior Notes due February 8, 2020.	Filed herewith.

4.3	Form of Guarantee related to Senior Notes.	Filed herewith.

5.1	Opinion of George P. Long, III regarding the validity of the Common Stock, dated February 8, 2010.	Filed herewith.

23.1	Consent of George P. Long, III.	Included in Exhibit 5.1.